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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 8, 2005

                              CROSSTEX ENERGY, L.P.
             (Exact name of registrant as specified in its charter)

             DELAWARE                  000-50067            16-1616605
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  (State or other jurisdiction of     (Commission        (I.R.S. Employer
  incorporation or organization)      File Number)      Identification No.)

           2501 CEDAR SPRINGS, SUITE 100
                   DALLAS, TEXAS                              75201
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      (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (214) 953-9500


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 8, 2005, Crosstex Energy, L.P. (the "Registrant") issued a press release reporting its financial results for the quarter ended September 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and will be published on the Registrant's website at www.crosstexenergy.com. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02 and in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of the Exchange Act.

          EXHIBIT
          NUMBER        DESCRIPTION
          -------       -------------------------------------
          99.1      --  Press release dated November 8, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CROSSTEX ENERGY, L.P.

                              By: Crosstex Energy GP, L.P., its General Partner

                              By: Crosstex Energy GP, LLC, its General Partner


Date:  November 8, 2005       By: /s/ William W. Davis
                                  ----------------------------------------------
                                  William W. Davis
                                  Executive Vice President and
                                  Chief Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER        DESCRIPTION
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99.1      --  Press release dated November 8, 2005.

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